UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 19, 2010

INVACARE CORPORATION
__________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-15103	95-2680965
__________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Invacare Way, P.O. Box 4028, Elyria, Ohio	44036
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 329-6000

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

President and Chief Executive Officer

On November 19, 2010, the Board of Directors of Invacare Corporation (the “Company”) named Gerald B. Blouch as President and Chief Executive Officer of the Company, effective January 1, 2011, after serving as interim Chief Executive Officer of the Company since April 30, 2010.  A. Malachi Mixon, III, will continue to be actively engaged with the Company as Chairman of the Board where he will focus on government relations, strategic issues and research and product innovation.

Mr. Blouch, age 64, joined the Company in 1990 as its first chief financial officer.  In 1994, Mr. Blouch became chief operating officer and was responsible for the operations of all domestic and international business units. Mr. Blouch has served as president and a director of the Company since 1996.  Mr. Blouch has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 22, 2010, the Company issued a press release announcing Mr. Blouch’s appointment, effective January 1, 2011, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Board of Directors

On November 19, 2010, the Board of Directors of the Company elected General James L. Jones, United States Marine Corps (ret.), who recently retired as National Security Advisor to United States President Barack Obama, as a member of the Company’s Board of Directors, effective December 1, 2010, on the recommendation of the Nominating Committee of the Board of Directors.  General Jones will serve in the class of directors who will stand for re-election at the Company’s 2013 Annual Meeting of Shareholders and will fill the vacancy created by the resignation of John Kasich from the Company’s Board of Directors on November 3, 2010.  Mr. Kasich resigned from the Company’s Board after his election as the Governor of the State of Ohio.

General Jones, age 66, was a member of the Company’s Board of Directors from March 2007 to January 2009, before stepping down to take the position as National Security Advisor.  Prior to joining President Obama’s administration as National Security Advisor, General Jones served as Supreme Allied Commander of NATO (North Atlantic Treaty Organization) and Commander of the United States European Command until December 2006.  From July 1999 to January 2003, General Jones was the 32nd Commandant of the United States Marine Corps.  General Jones has a Bachelor of Science degree and an Honorary Doctorate from Georgetown University.

There is no arrangement or understanding between General Jones and any other person pursuant to which General Jones was elected as a director of the Company.  General Jones has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 23, 2010, the Company issued a press release announcing the election of General Jones to the Board of Directors, effective December 1, 2010, which is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 22, 2010.
99.2	Press Release, dated November 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation
(Registrant)

Date: November 23, 2010	By: /s/ Anthony C. LaPlaca Anthony C. LaPlaca Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 22, 2010.
99.2	Press Release, dated November 23, 2010.